Exhibit 99.2


                XSF HOLDINGS, INC. (FLORIDA CRYSTALS, INC.)
                UNAUDITED CONDENSED COMBINED BALANCE SHEETS
                              AS OF MARCH 31,
                          (in millions of dollars)

                                                        1997          1996
                                                        ----          ----

ASSETS
Current Assets:
    Cash and Short-Term Investments                    $  66.0      $   66.4
    Receivables, Net (Including Due From
      Affiliates)                                         51.8          53.6
    Inventories                                          119.6         114.7
    Deferred Crop Expenses and Prepaids                   58.4          53.4
                                                       --------     ---------
      Total Current Assets                               295.8         288.1
                                                       --------     ---------

Other Assets (Including Unamortized Cane Planting
  Costs)                                                  52.8          51.5
                                                       --------     ---------

Investments In and Advances to Affiliates                  3.2           3.4
                                                       --------     ---------

Property, Plant and Equipment (Note 2)                   498.4         484.2
    Accumulated Depreciation                             149.5         137.1
                                                       --------     ---------
                                                         348.9         347.1
                                                       --------     ---------

    TOTAL ASSETS                                       $ 700.7      $  690.1
                                                       ========     =========


LIABILITIES & STOCKHOLDERS' EQUITY
Current Liabilities:
    Current Installments of Long-Term Debt             $  10.3      $   14.2
    Accounts Payable and Other Current Liabilities       143.9         140.0
                                                       --------     ---------
      Total Current Liabilities                          154.2         154.2
                                                       --------     ---------

Long-Term Debt                                           158.0         155.5
                                                       --------     ---------

Other Non-Current Liabilities, Including Deferred
    Income Taxes and Minority Interest                    39.6          50.1
                                                       --------     ---------

Stockholders' Equity
    Common Stock                                          24.1          24.1
    Additional Paid in Capital                            30.0          30.0
    Retained Earnings                                    294.8         276.2
                                                       --------     ---------

      Total Stockholders' Equity                         348.9         330.3
                                                       --------     ---------

TOTAL LIABILITIES & STOCKHOLDERS' EQUITY               $ 700.7      $  690.1
                                                       ========     =========


       See Notes to Unaudited Condensed Combined Financial Statements




                XSF HOLDINGS, INC. (FLORIDA CRYSTALS, INC.)
            UNAUDITED CONDENSED COMBINED STATEMENTS OF EARNINGS
                           YEARS ENDED MARCH 31,
                          (in millions of dollars)


                                              1997          1996        1995
                                              ----          ----        ----

Net sales                                    $ 274.5       $ 281.2     $ 286.4
     Costs of goods sold                       162.6         179.2       171.1
                                             --------      --------    -------
Gross margin                                   111.9         102.0       115.3

     Selling, general and administrative
       expenses                                 64.0          58.1        54.1
     Depreciation and amortization              17.4          16.3        16.8
     Other, net                                (10.3)         (6.6)       (3.7)
                                             --------      --------    --------

Earnings before equity in net losses of
  affiliates, interest, income taxes and
  minority interest                             40.8          34.2        48.1
     Equity in net losses of affiliates          0.1           0.9         0.8
                                             --------      --------    --------

Earnings before interest, income taxes
  and minority interest, net                    40.7          33.3        47.3
     Interest expense, net                       9.9           7.4         8.1
                                             --------      --------    --------

Earnings before income taxes and
  minority interest                             30.8          25.9        39.2
     Income taxes                               11.6           9.5        15.6
                                             --------      --------    --------

Earnings before minority interest               19.2          16.4        23.6
     Minority interest                           0.1           0.3         0.7
                                             --------      --------    --------

Net earnings                                 $  19.1       $  16.1     $  22.9
                                             ========      ========    ========


        See Notes to Unaudited Condensed Combined Financial Statements



                XSF HOLDINGS, INC. (FLORIDA CRYSTALS, INC.)
           UNAUDITED CONDENSED COMBINED STATEMENTS OF CASH FLOWS
                           YEARS ENDED MARCH 31,
                          (in millions of dollars)


                                                         1997    1996    1995
                                                         ----    ----    ----

Cash flows from operating activities:
    Net earnings                                        $ 19.1  $ 16.1  $ 22.9
    Adjustment to reconcile net earnings to net cash
      provided by operating activities:
      Depreciation and amortization                       17.4    16.3    16.8
      Other, net                                         (14.5)    8.2     8.5
                                                        -------  ------  -----
         Net cash provided by operating activities        22.0    40.6    48.2
                                                        -------  ------  -----

Cash flows from investing activities:
    Maturities (purchases) of short-term
      investments, net                                    (9.7)    1.1     1.5
    Net changes in other assets and notes receivable      (8.3)    1.1     3.4
    Purchases of property, plant and equipment           (27.4)  (66.4)  (24.9)
    Proceeds from sale of property, plant and
      equipment                                           17.8     0.6     0.3
                                                         ------  ------  ------
         Net cash used in investing activities           (27.6)  (63.6)  (19.7)
                                                         ------  ------  ------

Cash flows from financing activities:
    Proceeds from issuance of long-term debt              35.0    33.4      -
    Payments of long-term debt                           (36.5)  (14.0)  (10.3)
    Dividends paid                                        (0.5)   (0.5)   (0.5)
    Proceeds from short-term borrowings                   17.5    20.0    19.2
    Repayments of short-term borrowings                  (20.0)  (22.5)  (36.6)
                                                         ------  ------  ------
         Net cash (used in) provided by financing
           activities                                     (4.5)   16.4   (28.2)
                                                         ------  ------  ------

         Increase (decrease) in cash and cash
           equivalents                                   (10.1)   (6.6)    0.3

Cash and short term investments, beginning of year        26.7    33.3    33.0
                                                         ------  -----   ------

Cash and short-term investments, end of year            $ 16.6  $ 26.7  $ 33.3
                                                         ======  =====   ======

Cash and short-term investments as reflected
  on the balance sheet                                  $ 66.0  $ 66.4  $ 74.2
Less:
    Certificates of deposits with original
      maturities in excess of three months                26.2    14.6    22.9
    Other short-term investments                          23.2    25.1    18.0
                                                         ------ ------  ------

Cash and short-term investments as defined for the
  statements of cash flows                              $ 16.6  $ 26.7  $ 33.3
                                                         ====== ======  ======

Supplemental disclosures of cash flow information:
  Cash paid during the year for:
      Interest                                          $ 16.2  $ 13.7  $ 14.8
                                                        ======  ======  ======
      Income taxes, net of refunds                      $  9.5  $ 13.4  $ 11.3
                                                        ======  ======  ======


          See Notes to Unaudited Condensed Combined Financial Statements



                  XSF HOLDINGS, INC. (FLORIDA CRYSTALS, INC.)
         NOTES TO UNAUDITED CONDENSED COMBINED FINANCIAL STATEMENTS


        (1)  BASIS OF PRESENTATION:

           The accompanying unaudited condensed combined financial statements include the accounts of Flo-Sun Land Corporation and subsidiaries and Okeelanta Corporation and subsidiaries as of March 31, 1997 and 1996 and for the three-year period ended March 31, 1997, and of ODH Corporation and subsidiaries as of September 30, 1996 and 1995 and for the three-year period ended September 30, 1996. All significant intercompany balances and transactions have been eliminated.

           Such financial information assumes that 100% of the shareholders of the aforementioned corporations participate in a corporate restructuring. The restructuring provides for the shareholders of such corporations to exchange their shares for shares of XSF Holdings, Inc., a newly formed holding company.

           The unaudited condensed combined balance sheets as of March 31, 1997 and 1996, and the unaudited condensed combined statements of earnings and cash flows for the three-year period ended March 31, 1997 include, in the opinion of management, all adjustments (consisting of normal recurring adjustments) necessary to present fairly the combined financial position, results of operations and cash flows of XSF Holdings, Inc.

           THE ACCOMPANYING UNAUDITED CONDENSED COMBINED FINANCIAL STATEMENTS DO NOT INCLUDE CHANGES IN ACCOUNTING FROM ONE ACCEPTABLE ACCOUNTING PRINCIPLE TO ANOTHER ACCEPTABLE PRINCIPLE IN CONNECTION WITH A FORTHCOMING PUBLIC OFFERING OF EQUITY SECURITIES, AS PERMITTED BY ACCOUNTING PRINCIPLES BOARD OPINION 20.

        Property, plant and equipment consist of the following as of March 31, 1997 and March 31, 1996 (dollars in millions):

              Category                       1997       1996
              -----------------------       ------     ------
              Land and improvements         $212.3     $219.5
              Buildings                       49.9       47.1
              Machinery and equipment        236.2      217.6
                                            ------     ------
              Total                         $498.4     $484.2
                                            ======     ======

          Land and improvements include the historical cost of approximately 153,000 acres of land, almost all of which is used for farming purposes.